Divestitures	9 Months Ended
Sep. 30, 2018
Discontinued Operations and Disposal Groups [Abstract]
Divestitures

2. Divestitures

On September 15, 2017, the Company completed the sale of its wholly-owned subsidiary Unitrans, Inc. (“Unitrans”). The Company received net proceeds of $88.5 million and recognized a gain of $35.4 million. The proceeds from the sale were used primarily to redeem a portion of the Series E Preferred Stock and to provide funding for operations.

The results of operations and financial condition of Unitrans have been included in the Company’s condensed consolidated financial statements within the Company’s Ascent segment until the date of sale. The divestiture of Unitrans did not meet the criteria for being classified as a discontinued operation and accordingly, its results are presented within continuing operations.